                        SECURITIES EXCHANGE ND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2001



                            EGREETINGS NETWORK, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         000-28479                                   94-3207092
    (Commission File No.)                 (I.R.S. Employer Identification No.)

                            149 NEW MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94105
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (415) 375-4100



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ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K includes as an exhibit a press release that contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained therein involve risks and uncertainties relating to the possible inability to complete the transaction involving Egreetings Network, Inc., a Delaware corporation ("Egreetings"), and AmericanGreetings.com, Inc., a Delaware corporation ("AmericanGreetings.com"), and its wholly owned subsidiary to be used as the acquisition vehicle, as scheduled, or at all. These forward-looking statements involve risks and uncertainties in connection with the pending proposed acquisition of Egreetings by AmericanGreetings.com, Inc., including but not limited to: a weak internet entertainment and retail environment, the stockholders of Egreetings may not approve the merger, the closing conditions for the transactions may not be met, the transactions may be delayed or not completed at all, the diversion of management time and the incurrence of transaction-related expenses, the expected synergies of the transactions may not be achieved, the viability of online advertising as a revenue generator, and the public's acceptance of online greetings products and services. Actual results may differ materially from those projected in the forward-looking statements.

         On March 12, 2001, Egreetings issued a press release announcing the release of financials for Egreetings' fiscal year ended December 31, 2001, which is attached hereto as Exhibit 99.1. Egreetings' complete audited financials, including the report of its independent auditors, are attached hereto as Exhibit
99.2. The audited financials are not provided in connection with a report on Form 10-K and as a result further disclosure with respect to the financial condition of the company, including management's discussion and analysis of financial condition and results of operations, is not included with Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable
         (b)      Not applicable
         (c)      Exhibits

         Exhibit         Description
         Number          -----------
         -------
           23.1          Consent of Ernst & Young LLP.
           99.1          Press Release of Egreetings dated March 12, 2001.
           99.2          Audited Financial Statements of Egreetings for year
                         ended December 31, 2000, together with report of
                         auditors thereon.


                                       1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             EGREETINGS NETWORK, INC.

                                                /s/ Kirsten Mellor
Dated:  March 15, 2001                      By:_______________________________
                                                  Kirsten Mellor
                                                  General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibits
--------
23.1     Consent of Ernst & Young LLP.
99.1     Press Release of Egreetings dated March 12, 2001.
99.2     Audited Financial Statements of Egreetings for the year ended
         December 31, 2000, together with report of auditors thereon.